                                                                    Exhibit 99.1


                      CHASE MANHATTAN RV OWNER TRUST 1997-A
                            MONTHLY SERVICER'S REPORT

                                                                                                  Settlement Date        10/31/2004
                                                                                                  Determination Date     11/10/2004
                                                                                                  Distribution Date      11/15/2004


I.      All Payments on the Contracts                                                                                  2,625,882.08
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                               84,445.46
III.    Repurchased Contracts                                                                                                  0.00
IV.     Investment Earnings on Collection Account                                                                              3.16
V.      Servicer Monthly Advances                                                                                         45,286.25
VI.     Distribution from the Reserve Account                                                                             27,604.63
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                                4,740.46
VIII.   Transfers to the Pay-Ahead Account                                                                                (4,087.22)
IX.     Less:  Investment Earnings distributions
          (a)  To Sellers with respect to the Collection Account                                                              (3.16)
          (b)  To Sellers with respect to the Pay-Ahead Account                                                                0.00
X.      Deposit in error                                                                                                       0.00
Total available amount in Collection Account                                                                          $2,783,871.66
                                                                                                                  ==================



DISTRIBUTION AMOUNTS                                                             COST PER $1000
--------------------------------------------                                    ----------------

1.    (a) Class A-1 Note Interest Distribution                                                            0.00
      (b) Class A-1 Note Principal Distribution                                                           0.00
          Aggregate Class A-1 Note Distribution                                    0.00000000                                  0.00

2.    (a) Class A-2 Note Interest Distribution                                                            0.00
      (b) Class A-2 Note Principal Distribution                                                           0.00
          Aggregate Class A-2 Note Distribution                                    0.00000000                                  0.00

3.    (a) Class A-3 Note Interest Distribution                                                            0.00
      (b) Class A-3 Note Principal Distribution                                                           0.00
          Aggregate Class A-3 Note Distribution                                    0.00000000                                  0.00

4.    (a) Class A-4 Note Interest Distribution                                                            0.00
      (b) Class A-4 Note Principal Distribution                                                           0.00
          Aggregate Class A-4 Note Distribution                                    0.00000000                                  0.00

5.    (a) Class A-5 Note Interest Distribution                                                            0.00
      (b) Class A-5 Note Principal Distribution                                                           0.00
          Aggregate Class A-5 Note Distribution                                    0.00000000                                  0.00

6.    (a) Class A-6 Note Interest Distribution                                                            0.00
      (b) Class A-6 Note Principal Distribution                                                           0.00
          Aggregate Class A-6 Note Distribution                                    0.00000000                                  0.00

7.    (a) Class A-7 Note Interest Distribution                                                            0.00
      (b) Class A-7 Note Principal Distribution                                                           0.00
          Aggregate Class A-7 Note Distribution                                    0.00000000                                  0.00

8.    (a) Class A-8 Note Interest Distribution                                                            0.00
      (b) Class A-8 Note Principal Distribution                                                           0.00
          Aggregate Class A-8 Note Distribution                                    0.00000000                                  0.00

9.    (a) Class A-9 Note Interest Distribution                                                            0.00
      (b) Class A-9 Note Principal Distribution                                                           0.00
          Aggregate Class A-9 Note Distribution                                    0.00000000                                  0.00

10.   (a) Class A-10 Note Interest Distribution                                                     100,531.93
      (b) Class A-10 Note Principal Distribution                                                  2,357,954.22
          Aggregate Class A-10 Note Distribution                                  37.82286379                          2,458,486.15

11.   (a) Class B Certificate Interest Distribution                                                 244,679.31
      (b) Class B Certificate Principal Distribution                                                      0.00
          Aggregate Class B Certificate Distribution                               5.45000000                            244,679.31

12.   Servicer Payment
      (a)  Servicing Fee                                                                             26,597.42
      (b)  Reimbursement of prior Monthly Advances                                                   54,108.79
              Total Servicer Payment                                                                                      80,706.21

13.  Deposits to the Reserve Account                                                                                           0.00

TOTAL DISTRIBUTION AMOUNT                                                                                             $2,783,871.66
                                                                                                                  ==================

RESERVE ACCOUNT DISTRIBUTIONS:
--------------------------------------------

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                     0.00
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                          0.00
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                                0.00
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                     0.00
                        TOTAL AMOUNTS TO SELLERS(CHASE USA & CHASE MANHATTAN BANK) =                                          $0.00
                                                                                                                  ==================


                 INTEREST
--------------------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @            5.598%                                                        0.00
        (b) Class A-2 Notes    @            5.852%                                                        0.00
        (c) Class A-3 Notes    @            5.919%                                                        0.00
        (d) Class A-4 Notes    @            6.020%                                                        0.00
        (e) Class A-5 Notes    @            6.050%                                                        0.00
        (f) Class A-6 Notes    @            6.130%                                                        0.00
        (g) Class A-7 Notes    @            6.140%                                                        0.00
        (h) Class A-8 Notes    @            6.230%                                                        0.00
        (i) Class A-9 Notes    @            6.320%                                                        0.00
        (j) Class A-10 Notes   @            6.370%                                                  100,531.93
                     Aggregate Interest on Notes                                                                         100,531.93
        (k) Class B Certificates @          6.540%                                                                       244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                               0.00
        (b) Class A-2 Notes                                                                               0.00
        (c) Class A-3 Notes                                                                               0.00
        (d) Class A-4 Notes                                                                               0.00
        (e) Class A-5 Notes                                                                               0.00
        (f) Class A-6 Notes                                                                               0.00
        (g) Class A-7 Notes                                                                               0.00
        (h) Class A-8 Notes                                                                               0.00
        (i) Class A-9 Notes                                                                               0.00
        (j) Class A-10 Notes                                                                              0.00
        (k) Class B Certificates                                                                          0.00

3.   Total Distribution of Interest                                          COST PER $1000
                                                                             --------------
        (a) Class A-1 Notes                                                     0.00000000                0.00
        (b) Class A-2 Notes                                                     0.00000000                0.00
        (c) Class A-3 Notes                                                     0.00000000                0.00
        (d) Class A-4 Notes                                                     0.00000000                0.00
        (e) Class A-5 Notes                                                     0.00000000                0.00
        (f) Class A-6 Notes                                                     0.00000000                0.00
        (g) Class A-7 Notes                                                     0.00000000                0.00
        (h) Class A-8 Notes                                                     0.00000000                0.00
        (i) Class A-9 Notes                                                     0.00000000                0.00
        (j) Class A-10 Notes                                                    1.54664502          100,531.93
                     Total Aggregate Interest on Notes                                                                   100,531.93
        (k) Class B Certificates                                                5.45000000                               244,679.31



                 PRINCIPAL
--------------------------------------------
                                                                             No. of Contracts
                                                                             ----------------
1.   Amount of Stated Principal Collected                                                         1,053,477.64
2.   Amount of Principal Prepayment Collected                                       91            1,100,371.99
3.   Amount of Liquidated Contract                                                  10              204,104.59
4.   Amount of Repurchased Contract                                                  0                    0.00

       Total Formula Principal Distribution Amount                                                                     2,357,954.22

5. Principal Balance before giving effect to Principal Distribution                              Pool Factor
                                                                                                 -----------
        (a) Class A-1 Notes                                                                       0.0000000                    0.00
        (b) Class A-2 Notes                                                                       0.0000000                    0.00
        (c) Class A-3 Notes                                                                       0.0000000                    0.00
        (d) Class A-4 Notes                                                                       0.0000000                    0.00
        (e) Class A-5 Notes                                                                       0.0000000                    0.00
        (f) Class A-6 Notes                                                                       0.0000000                    0.00
        (g) Class A-7 Notes                                                                       0.0000000                    0.00
        (h) Class A-8 Notes                                                                       0.0000000                    0.00
        (i) Class A-9 Notes                                                                       0.0000000                    0.00
        (j) Class A-10 Notes                                                                      0.2913617           18,938,510.46
        (k) Class B Certificates                                                                  1.0000000           44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                    0.00
        (b) Class A-2 Notes                                                                                                    0.00
        (c) Class A-3 Notes                                                                                                    0.00
        (d) Class A-4 Notes                                                                                                    0.00
        (e) Class A-5 Notes                                                                                                    0.00
        (f) Class A-6 Notes                                                                                                    0.00
        (g) Class A-7 Notes                                                                                                    0.00
        (h) Class A-8 Notes                                                                                                    0.00
        (i) Class A-9 Notes                                                                                                    0.00
        (j) Class A-10 Notes                                                                                                   0.00
        (k) Class B Certificates                                                                                               0.00

7. Principal Distribution                                                    COST PER $1000
                                                                             --------------
        (a) Class A-1 Notes                                                    0.00000000                                      0.00
        (b) Class A-2 Notes                                                    0.00000000                                      0.00
        (c) Class A-3 Notes                                                    0.00000000                                      0.00
        (d) Class A-4 Notes                                                    0.00000000                                      0.00
        (e) Class A-5 Notes                                                    0.00000000                                      0.00
        (f) Class A-6 Notes                                                    0.00000000                                      0.00
        (g) Class A-7 Notes                                                    0.00000000                                      0.00
        (h) Class A-8 Notes                                                    0.00000000                                      0.00
        (i) Class A-9 Notes                                                    0.00000000                                      0.00
        (j) Class A-10 Notes                                                   36.27621877                             2,357,954.22
        (k) Class B Certificates                                               0.00000000                                      0.00

8. Principal Balance after giving effect to Principal Distribution                               Pool Factor
                                                                                                 -----------
        (a) Class A-1 Notes                                                                       0.0000000                    0.00
        (b) Class A-2 Notes                                                                       0.0000000                    0.00
        (c) Class A-3 Notes                                                                       0.0000000                    0.00
        (d) Class A-4 Notes                                                                       0.0000000                    0.00
        (e) Class A-5 Notes                                                                       0.0000000                    0.00
        (f) Class A-6 Notes                                                                       0.0000000                    0.00
        (g) Class A-7 Notes                                                                       0.0000000                    0.00
        (h) Class A-8 Notes                                                                       0.0000000                    0.00
        (i) Class A-9 Notes                                                                       0.0000000                    0.00
        (j) Class A-10 Notes                                                                      0.2550855           16,580,556.24
        (k) Class B Certificates                                                                  1.0000000           44,895,285.54



                 POOL DATA
--------------------------------------------                                                      Aggregate
                                                                             No. of Contracts Principal Balance
                                                                             ---------------- -----------------
1.   Pool Stated Principal Balance as of                  10/31/2004               3,114        61,475,841.78

2.   Delinquency Information                                                                                        % Delinquent
                                                                                                                    ------------
              (a) 31-59 Days                                                        45           1,159,789.26          1.887%
              (b) 60-89 Days                                                        21             409,569.81          0.666%
              (c) 90-119 Days                                                       10             211,407.22          0.344%
              (d) 120 Days +                                                        30             782,036.89          1.272%


3.   Contracts Repossessed during the Due Period                                     3             155,025.13

4.   Current Repossession Inventory                                                  6             252,081.66

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                   10             204,104.59
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                  84,445.46
                                                                                                -------------
       Total Aggregate Net Losses for the preceding Collection Period                                                    119,659.13

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                     1,248,339.42

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)             1,465                              22,662,807.45

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                             9.120%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                                59.793

             TRIGGER ANALYSIS
--------------------------------------------

1. (a) Average Delinquency Percentage                            2.540%
   (b) Delinquency Percentage Trigger in effect ?                                    YES

2. (a)  Average Net Loss Ratio                                   0.024%
   (b)  Net Loss Ratio Trigger in effect ?                                           NO
   (c)  Net Loss Ratio (using ending Pool Balance)               0.129%

3. (a)  Servicer Replacement Percentage                          0.105%
   (b)  Servicer Replacement Trigger in effect ?                                     NO



               MISCELLANEOUS
--------------------------------------------

1.    Monthly Servicing Fees                                                                                              26,597.42

2.    Servicer Advances                                                                                                   45,286.25

3.    (a)  Opening Balance of the Reserve Account                                                                      8,629,292.46
      (b)  Deposits to the Reserve Account                                                                0.00
      (c)  Investment Earnings in the Reserve Account                                                 9,528.83
      (d)  Distribution from the Reserve Account                                                    (27,604.63)
      (e)  Ending Balance of the Reserve Account                                                                       8,611,216.66

4.    Specified Reserve Account Balance                                                                                8,973,952.86

5.    (a)  Opening Balance in the Pay-Ahead Account                                                                       67,334.03
      (b)  Deposits to the Pay-Ahead Account from the Collection Account                              4,087.22
      (c)  Investment Earnings in the Pay-Ahead Account                                                   0.00
      (d)  Transfers from the Pay-Ahead Account to the Collection Account                            (4,740.46)
      (e)  Ending Balance in the Pay-Ahead Account                                                                        66,680.79